                                  SCHEDULE 14A
                                 (RULE 14A-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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Check the appropriate box:
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                                         Only (as permitted by Rule 14a-6(e)(2))
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[ ] Definitive Additional Materials
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        pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the
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    number, or the Form or Schedule and the date of its filing.

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

                                 REPUBLIC FUNDS

                                3435 STELZER ROAD

                            COLUMBUS, OHIO 43219-3035

                                 April 21, 1997

Dear Shareholder:

         The enclosed proxy materials relate to a special meeting of the shareholders of the Republic Equity Fund, a series of the Republic Funds, to be held on May 5, 1997 at 10:00 a.m., Eastern time, at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

         The purpose of the meeting is to seek your approval of Subadvisory Agreements between Republic National Bank of New York, the Fund's investment manager, and Alliance Capital Management L.P. and Brinson Partners, Inc. Alliance and Brinson have replaced the former sub-adviser of the Fund, which was terminated effective on January 21, 1997. Your Board of Trustees now requests that you formally approve the appointments of Alliance and Brinson as sub-advisers of the Fund.

         Under the proposed Agreements, the new sub-advisers will manage the day-to-day investment operations of the Fund, subject to the supervision of Republic. In connection with the change of sub-advisers, the Fund is implementing more flexible investment policies that enable it to invest in a wider variety of securities and other financial instruments. These changes are described in the accompanying proxy materials. However, please note that these changes do not affect the Fund's investment objective, which continues to be long-term growth of capital and income without excessive fluctuations in market value.

         I am very pleased to present both Alliance and Brinson for your approval. These two sub-advisers, with their separate investment styles, should complement each other, and offer the prospect of enhanced investment performance. After reviewing these matters, your Board of Trustees unanimously approved the appointments of Alliance and Brinson, and now asks that you do the same by voting FOR each proposal. For more information about the proposals requiring your vote (including the new Subadvisory Agreements), please refer to the accompanying proxy materials.

         Thank you in advance for your prompt attention to this matter and for your continued investment in the Fund. Please take the time to review the enclosed proxy materials and vote your shares today by signing and returning the enclosed proxy.

                                                        Sincerely,

                                                    /s/ George O. Martinez

                                                        George O. Martinez,
                                                        President and Secretary

P.S. Please make the effort to complete, sign, date and mail the enclosed proxy promptly, in order to avoid the expense of additional mailings and proxy solicitations.

                                 REPUBLIC FUNDS

                                3435 STELZER ROAD

                            COLUMBUS, OHIO 43219-3035

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           OF THE REPUBLIC EQUITY FUND

                                   MAY 5, 1997

                               ------------------

To the Shareholders of the Republic Equity Fund:

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Republic Equity Fund (the "Fund") of Republic Funds (the "Trust") will be held at 10:00 a.m., Eastern time, on May 5, 1997 at 3435 Stelzer Road, Columbus, Ohio 43219-3035 for the following purposes:

I.       To consider and vote on approval of the following:

         A. A Subadvisory Agreement between Republic National Bank of New York ("Republic") and Alliance Capital Management L.P. ("Alliance"), on behalf of the Fund, under which Alliance would serve as one of the Sub-Advisers to replace the former Sub-Adviser of the Fund.

         B. A Subadvisory Agreement between Republic and Brinson Partners, Inc. ("Brinson"), on behalf of the Fund, under which Brinson would serve as one of the Sub-Advisers to replace the former Sub-Adviser of the Fund.

II. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         The Board of Trustees has fixed the close of business on March 31, 1997 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. You are cordially invited to attend the Meeting. All shareholders are requested to complete, sign and return the enclosed proxy promptly. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

         PLEASE RESPOND - YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, AND MAIL THE PROXY IN THE ENVELOPE PROVIDED.

                                              By Order of the Board of Trustees

                                          /s/ George O. Martinez

                                              George O. Martinez,
                                              President and Secretary

Columbus, Ohio
April 21, 1997

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                                 REPUBLIC FUNDS

                                3435 STELZER ROAD

                            COLUMBUS, OHIO 43219-3035

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           OF THE REPUBLIC EQUITY FUND

                                 APRIL 21, 1997

                             SOLICITATION OF PROXIES

         This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Republic Funds (the "Trust"), a Massachusetts business trust, for use at a special meeting of shareholders (the "Meeting") of the Republic Equity Fund (the "Fund") of the Trust to be held at 10:00 a.m., Eastern time, on May 5, 1997 at 3435 Stelzer Road, Columbus, Ohio 43219-3035, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting ("Notice"). The date of the first mailing of this proxy statement was on or about April 21, 1997.

         The Annual Report of the Trust, including audited financial statements for its last fiscal year ended October 31, 1996, has previously been sent to shareholders. Copies of the reports are available without charge upon request to the Trust by calling (888) 525-5757 or by writing to the above address.

         Shareholders of record at the close of business on March 31, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Approval of each proposal requires a vote of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the Meeting; or the vote of more than 50% of the outstanding voting securities of the Fund, whichever is less ("Majority Shareholder Vote").

                              PROPOSALS I.A. & I.B.

                             APPROVAL OF SUBADVISORY
                                   AGREEMENTS

INTRODUCTION

         At a meeting held on November 5, 1996, the Board of Trustees approved Subadvisory Agreements (each, an "Agreement") between the Fund's investment manager, Republic National Bank of New York ("Republic" or the "Manager"), and two prospective Sub-Advisers to replace the former Sub-Adviser of the Fund. Subject to approval by the Fund's shareholders, Alliance Capital Management L.P. ("Alliance") and Brinson Partners, Inc. ("Brinson") have assumed responsibility for the management of the Fund following the termination of the former Sub-Adviser, Lord Abbett & Co. ("Lord Abbett"). Forms of the Agreements are attached hereto as Exhibits A (Alliance) and B (Brinson).

         The termination of Lord Abbett and the proposed Agreements with Alliance and Brinson are a result of a review of overall Fund performance by the Manager and the Board of Trustees. The proposed combination of Sub-Advisers adds diversification and the potential for improved performance. Allocation of the Fund's assets between the proposed Sub-Advisers will vary from time to time as determined by the Manager. While the Manager maintains complete discretion regarding the allocation of the Fund's assets, the Manager anticipates that it typically will allocate the Fund's assets evenly between the Sub-Advisers.

         Lord Abbett served as Sub-Adviser of the Fund since commencement of the Fund's operations pursuant to a Subadvisory Agreement ("Prior Agreement") between Republic and Lord Abbett, the terms of which were substantially similar to those of the proposed Agreements, as described below. The Prior Agreement, dated April 7, 1995, was originally approved by the Board of Trustees, including a majority of Trustees who are not interested parties of Republic or Lord Abbett, at its meeting held on April 7, 1995, and by the sole shareholder of the Fund by written consent dated April 7, 1995. Lord Abbett was terminated from its position as Sub-Adviser of the Fund effective as of January 21, 1997.

THE FUND'S INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the Fund is to seek long-term growth of capital and income without excessive fluctuations in market value. In seeking this objective, Lord Abbett invested in securities selling at reasonable prices in relation to value, and normally invested the Fund's assets in common stocks of large, seasoned companies in sound financial condition which were expected to show above-average price appreciation.

         In managing the Fund, Lord Abbett attempted to anticipate major changes in the economy and to select securities that it believed would benefit most from those changes. Lord Abbett managed the Fund to minimize share price fluctuation, and passed up investment opportunities that, in its opinion, carried excessive risk. Portfolio securities judged to be overpriced were sold by Lord Abbett, and it would reinvest the proceeds in other securities believed to offer better value.

         The investment objective of the Fund will not change in connection with the proposed replacement of the former Sub-Adviser. However, portfolio management of the Fund is expected to change somewhat, so that the Fund will invest in a wider array of equity securities issued by seasoned companies in sound financial condition with large or intermediate capitalization which are expected to show above-average price appreciation. In addition, the proposed Sub-Advisers will have greater investment flexibility to invest in futures contracts and option contracts on futures, securities, securities indices, and foreign currencies, although the Sub-Advisers will not necessarily invest in all of these instruments or hold all of these instruments in the Fund's portfolio at all times. These changes are intended to result in investment policies that are more flexible than the Fund's current policies and which are more consistent with the investment approaches employed by Alliance and Brinson. A description of these investment techniques and their associated risks is contained in Exhibit C.

         The changes in investment policies and techniques of the Fund are not submitted for approval by shareholders, and are discussed for the purpose of permitting shareholders to consider the overall policies of the Fund. More information regarding the investment management styles of the proposed Sub-Advisers is set forth below.

SUBADVISORY FEES

         For services provided under the Prior Agreement, the Fund paid Lord Abbett a subadvisory fee, computed daily and based on the Fund's average daily net assets, equal to an annual rate of 0.325% of net assets up to $50 million, 0.25% of net assets over $50 million up to $100 million, 0.20% of net assets over $100 million up to $200 million, and 0.15% of net assets over $200 million. For the fiscal year ended October 31, 1996, the Fund paid Lord Abbett $101,285 for its services. The Fund did not incur any obligation to pay Lord Abbett under the Prior Agreement upon termination of the Prior Agreement.

         Under the proposed Agreements, the Fund will pay each Sub-Adviser a subadvisory fee, computed daily and based on the Fund's average daily net assets allocated to such Sub-Adviser for management, equal to an annual rate of 0.325% of net assets up to $50 million, 0.25% of net assets over $50 million up to $100 million, 0.20% of net assets over $100 million up to $200 million, and 0.15% of net assets over $200 million. Accordingly, the level of assets at which the Fund will realize a reduction of its subadvisory fee will, effectively, be doubled from the current level. However, at the Fund's current level of assets, shareholders of the Fund will not incur any additional fees as a result of the proposed change.

TERMS OF THE AGREEMENTS

         The Agreements require the Sub-Advisers to provide, subject to the supervision of the Manager, a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund, in accordance with the Fund's investment objective, policies, and restrictions. The Sub-Advisers will determine from time to time what securities and other investments will be purchased, retained, or sold by the Fund and will place orders according to their investment determinations.

         Under the Agreements, the Sub-Advisers are not subject to liability to the Fund for, or subject to, any damages, expenses, or losses to the Fund in connection with or arising out of any services rendered under the Agreements, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Advisers' duties, or by reason of reckless disregard of their obligations and duties under the Agreements.

         Each of the Agreements will terminate automatically in the event of its assignment. In addition, each may be terminated by Republic upon 30 days' written notice to the Sub-Adviser, by the Sub-Adviser upon 30 days' written notice to the Trust, and by the Trust upon the vote of a majority of the Trust's Board of Trustees or a Majority Shareholder Vote of the Fund, upon 30 days' written notice to the Sub-Adviser.

         Subject to the terms of applicable regulations, Alliance and Brinson assumed responsibility for the management of the Fund effective January 21, 1997. If the proposed Agreements are approved by a Majority Shareholder Vote, each Agreement will become effective and remain in force for an initial term of two years from January 21, 1997. Following its initial term, each Agreement will continue from year to year thereafter, provided that such continuance is approved annually by the Board of Trustees or by a Majority Shareholder Vote, and in either event, by a majority of the Trustees who are not interested persons of any party to the Agreement at a meeting called for that purpose.

                        PROPOSAL I.A. - AGREEMENT BETWEEN
                              REPUBLIC AND ALLIANCE

ALLIANCE

         In managing its portion of the Fund's portfolio, and consistent with the Fund's investment objective, Alliance will pursue a "growth" style of investing in marketable equity securities, primarily of U.S. companies. However, Alliance may purchase for the Fund foreign, as well as domestic, equity securities. Alliance normally will invest substantially all of the Fund's assets allocated to it in common stocks which Alliance believes will appreciate in value.

         Alliance generally seeks to invest the Fund's assets in financially secure firms with established operating histories that are proven leaders in their industry or market sector. Such companies may demonstrate characteristics such as participation in expanding markets, increasing unit sales volume, growth in revenues and earnings per share, and increasing return on investments. However, Alliance may invest the Fund's assets in companies that do not demonstrate such characteristics if it expects such companies to undergo an acceleration in growth of earnings because of special factors such as new management, new products, changes in consumer demand or basic changes in the economic environment.

         Alliance analyzes each company considered for investment, using internal fundamental research analysts, to determine its source of earnings, competitive edge, management strength, and level of industry dominance as measured by market share. At the same time, Alliance conducts an analysis of the financial condition of each company and selects those prospects that demonstrate the greatest potential for above-average capital appreciation and growth in earnings. Alliance's philosophy is to seek the best available combination of relative earnings growth and attractive valuations.

         Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, is a leading international investment manager supervising client accounts with assets as of September 30, 1996 totalling approximately $173.7 billion. Alliance has six offices in the United States, and subsidiaries of Alliance operate out of offices in Bahrain, Istanbul, London, Luxembourg, Mumbai (Bombay), Paris, Singapore, Sao Paulo, Sydney, Tokyo and Toronto. Alliance and its subsidiaries employ over 1,300 persons worldwide.

         Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 51 registered investment companies managed by Alliance comprising 110 separate investment portfolios currently have over two million shareholders. There are 20 other non-U.S. investment companies comprising 20 separate investment portfolios also managed by Alliance. As of September 30, 1996, Alliance was retained as an investment manager of employee benefit fund assets for 33 of the Fortune 100 companies.

         John L. Blundin, a Senior Vice President and Portfolio Manager, and Christopher Toub, a Senior Vice President and Portfolio Manager, have primary portfolio management responsibility for the Fund's assets allocated to Alliance. Mr. Blundin has 32 years of investment experience, including 24 years of experience as a portfolio manager at Alliance. Mr. Toub has 14 years of investment experience, including four years of experience as a portfolio manager at Alliance. Prior to joining Alliance in 1992, Mr. Toub was with Marcus Schloss, a private investment partnership, as an analyst and portfolio manager.

         See Exhibit D for additional information regarding Alliance, including a list of the partners and executive officers of Alliance. Exhibit D also sets forth the registered investment companies, or series thereof, that are comparable to the Fund for which Alliance serves as investment adviser, including the fees payable by such investment companies, or series, and their approximate net assets.

THE TRUSTEES' RECOMMENDATION

         In approving the Agreement with Alliance and recommending approval to shareholders, the Board of Trustees, including the Trustees who are not interested persons of Republic or Alliance, considered various matters and materials provided by Republic. Information considered by the Trustees included, among other things: (1) the compensation to be received by Alliance and the fairness of such compensation in light of the investment policies of the Fund and the fees paid by investment companies with comparable policies; (2) the nature and quality of the services anticipated to be rendered, based on the needs of the Fund, the Board of Trustees' desire to increase the level of Fund assets, and performance information regarding other accounts managed by Alliance; and (3) Alliance's investment style and philosophy, which are anticipated to add greater diversification and growth potential to the Fund's portfolio.

         ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE AGREEMENT, RECOMMENDS APPROVAL OF THE AGREEMENT BETWEEN REPUBLIC AND ALLIANCE.

                        PROPOSAL I.B. - AGREEMENT BETWEEN
                              REPUBLIC AND BRINSON

BRINSON

         Brinson seeks the Fund's investment objective by pursuing a "value" style of investment management. Brinson's approach to investing for the Fund is to invest in the equity securities of U.S. companies believed to be undervalued based upon internal research and proprietary valuation systems. Investment decisions are based on fundamental research, internally developed valuation systems and seasoned judgment. Brinson's research focuses on several levels of analysis; first, on understanding wealth shifts that occur within the equity market, and second, on individual company research. At the company level, Brinson quantifies expectations of a company's ability to generate profit and to grow business into the future.

         For each stock under analysis, Brinson discounts to the present all of the future cash flows that it believes will accrue to the Fund from the investment in order to calculate a present or intrinsic value. This value estimate generated by Brinson's proprietary valuation model is compared to observed market price and ranked against other stocks accordingly. The rankings, in combination with Brinson's investment judgment, determine which securities are included in the portfolio.

         Brinson monitors and assesses the degree to which the portfolio becomes concentrated in industry or common types of stocks, and adjusts the portfolio to balance the price/value opportunities with their concentrations. Brinson imposes limits on the degree of concentration, as the Fund does not intend to concentrate its investments in a particular industry.

         Brinson, a Delaware corporation, is an investment management firm managing, as of June 30, 1996, approximately $58 billion, primarily for pension and profit sharing institutional accounts. Brinson also serves as the investment adviser to seven other investment companies. Brinson was organized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First Chicago Investment Advisors, N.A. Brinson and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson has offices in Basel, London, Melbourne, New York, Paris, Singapore, Sydney and Tokyo, in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295.

         Jeffrey J. Diermeier, Managing Partner-U.S. Equities at Brinson, has primary portfolio management responsibility for the Fund's assets allocated to Brinson. Mr. Diermeier has 21 years of investment experience at Brinson.

         See Exhibit E for additional information regarding Brinson, including a list of the directors and executive officers of Brinson.

THE TRUSTEES' RECOMMENDATION

         In approving the Agreement with Brinson and recommending approval to shareholders, the Board of Trustees, including the Trustees who are not interested persons of Republic or Brinson, considered various matters and materials provided by Republic. Information considered by the Trustees included, among other things: (1) the compensation to be received by Brinson and the fairness of such compensation in light of the investment policies of the Fund and the fees paid by other investment companies with comparable policies; (2) the nature and quality of the services anticipated to be rendered, based on the Fund's needs, the Board of Trustees' desire to increase the level of Fund assets, and performance information for other accounts managed by Brinson; and
(3) Brinson's investment style and philosophy, which are anticipated to complement Alliance's growth-oriented style of management and limit potential volatility.

         ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE AGREEMENT, RECOMMENDS APPROVAL OF THE AGREEMENT BETWEEN REPUBLIC AND BRINSON.

                                  PROPOSAL II.

                                  OTHER MATTERS

         The Trustees know of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment.

OTHER VOTING INFORMATION

         As of the close of business on the Record Date, the Fund had 3,278,153 shares of beneficial interest outstanding. As of that date, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the Fund's shares. As of the close of business on the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

        Name and Address of              Amount of                Percent of
               Owner                     Ownership            Outstanding Shares
        -------------------              ---------            ------------------

Kinco & Co. c/o                          2,967,016                   90.51
RNB Securities Services
One Hanson Place
Brooklyn, NY  11243

         Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted in favor of the proposals set forth in the attached Notice. A proxy may be revoked at any time prior to its exercise by written notice, by execution of a subsequent proxy, or by voting in person by attending the Meeting. However, attendance at the Meeting alone will not serve to revoke the proxy.

         Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted for quorum purposes. However, abstentions and non-votes will have the same effect as a negative vote on the issues presented for consideration.

         In the event that a quorum is present at the Meeting, but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. Unless otherwise instructed, the persons named as proxies will vote proxies in favor of such an adjournment. A shareholder vote may be taken on one or both of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

PORTFOLIO TURNOVER

         Following the assumption of portfolio management duties by Alliance and Brinson, significant portfolio turnover may occur in connection with a restructuring of the Fund's portfolio to reflect the management styles of the Sub-Advisers. Such restructuring may result in increased transaction costs and realization of capital gains and losses in the Fund's current fiscal year.

OTHER SERVICE PROVIDERS

         BISYS Fund Services ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as administrator to the Fund and to the other funds of the Trust pursuant to an Administration Agreement dated October 1, 1996.

BISYS also distributes shares of the Fund.

EXPENSES OF THE MEETING

         The costs of the Meeting, including the solicitation of proxies, will be paid by the Fund. The principal solicitation of the proxies will be by mail, but proxies also may be solicited by telephone or personal interview by officers or agents of the Trust or the Manager, or by proxy solicitation firms retained by the Manager.

PROPOSALS FOR FUTURE SHAREHOLDER MEETINGS

         The Trust does not intend to hold shareholder meetings each year, but meetings may be called by the Trustees from time to time. Proposals of shareholders that are intended to be presented at a future shareholder meeting must be received by the Trust a reasonable time prior to the Trust's solicitation of proxies relating to such meeting.

YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY PROMPTLY.

                                               By Order of the Trustees

                                               George O. Martinez,
                                               President and Secretary

April 21, 1997

                                                                      EXHIBIT A

                                 REPUBLIC FUNDS
                              REPUBLIC EQUITY FUND
                              SUBADVISORY AGREEMENT

         AGREEMENT, effective commencing on January 21, 1997, between Alliance Capital Management L.P. (the "Subadviser") and Republic National Bank of New York (the "Manager").

         WHEREAS, the Manager has been retained by Republic Funds, a Massachusetts business trust (the "Trust") registered as an open-end diversified investment management company under the Investment Company Act of 1940, as amended (the "1940 Act"), to provide investment advisory services to Republic Equity Fund (the "Fund") pursuant to an Investment Management Contract and Supplement thereto dated April 7, 1995 (the "Management Agreement");

         WHEREAS, the Trust's Board of Trustees, including a majority of the trustees who are not "interested persons," as defined in the 1940 Act, and the Fund's stockholders have approved the appointment of the Subadviser to perform certain investment advisory services for the Fund pursuant to this Subadvisory Agreement and the Subadviser is willing to perform such services for the Fund;

         WHEREAS, the Subadviser is registered or exempt from registration as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadviser as follows:

         1. Appointment. The Manager hereby appoints the Subadviser to perform advisory services to the Fund for the periods and on the terms set forth in this Subadvisory Agreement. The Subadviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

         2. Investment Advisory Duties. Subject to the supervision of the Board of Trustees of the Trust and the Manager, the Subadviser will, in coordination with the Manager, (a) provide a program of continuous investment management for the portion of the Fund allocated by the Manager to the Subadviser (the "Subadviser's Portfolio") for management in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's Prospectus and Statement of Additional Information included as part of the Trust's Registration Statement on behalf of the Fund filed with the Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Subadviser by the Manager; (b) make investment decisions for the Subadviser's Portfolio; and (c) place orders to purchase and sell securities for the Subadviser's Portfolio. In particular, the Subadviser will be responsible for the market timing of purchases and sales and for all yield enhancement strategies used in managing the Subadviser's Portfolio.

         In performing its investment management services to the Fund hereunder, the Subadviser will provide the Fund with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy, with respect, in all cases, to the Subadviser's Portfolio. The Subadviser will determine the securities, instruments, repurchase agreements, options and other investments and techniques that the Subadviser's Portfolio will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Subadviser's Portfolio. The Subadviser will determine what portion of the Subadviser's Portfolio shall be invested in securities and other assets.

         The Subadviser further agrees that, in performing its duties hereunder, it will:

         (a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

         (b) manage the Subadviser's Portfolio so that it will qualify, and continue to qualify (except where extraordinary circumstances dictate otherwise), as a regulated investment company under Subchapter M of the Code and regulations issued thereunder, and conduct periodically such Subchapter M compliance reviews as the Manager and Subadviser determine appropriate;

         (c) place orders pursuant to its investment determinations for the Subadviser's Portfolio directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's Prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements;

         (d) furnish to the Trust whatever statistical information the Trust may reasonably request with respect to the Subadviser's Portfolio's assets or contemplated investments. In addition, the Subadviser will keep the Trust and the Trustees informed of developments materially affecting the Subadviser's Portfolio and shall, on the Subadviser's own initiative, furnish to the Trust from time to time whatever information the Subadviser believes appropriate for this purpose;

         (e) provide the Manager and the Board of Trustees of the Trust with a copy of a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, together with evidence of its adoption. Within fifteen days of the end of the calendar quarter of each year that this Subadvisory Agreement is in effect, the president or a vice-president of the Subadviser shall certify to the Manager that the Subadviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Subadviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Manager, the Subadviser shall permit the Manager, its employees or its agents to examine the reports required to be made to the Subadviser by Rule 17j-l(c)(1) and all other records relevant to the Subadviser's code of ethics;

         (f) provide the Manager with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission ("SEC") and promptly will furnish a copy of all amendments to the Manager at least annually;

         (g) notify the Manager of any change of control of the Subadviser and any changes in the key personnel or general partners of the Subadviser, in each case prior to or promptly after such change;

         (h) make available to the Manager and the Trust, promptly upon their request, such copies of its investment records and ledgers with respect to the Subadviser's Portfolio as may be required to assist the Manager and the Trust in their compliance with applicable laws and regulations. The Subadviser will furnish the Trustees with such periodic and special reports regarding the Subadviser's Portfolio as they may reasonably request;

         (i) immediately notify the Manager and the Trust in the event that the Subadviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Subadviser from serving as an investment adviser pursuant to this Subadvisory Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Subadviser further agrees to notify the Trust and the Manager immediately of any material fact known to the Subadviser respecting or relating to the Subadviser that is not contained in the Trust's Registration Statement with respect to the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

         3. Allocation of Charges and Expenses. Except as otherwise specifically provided in this Section 3, the Subadviser shall pay the compensation and expenses of all its directors, partners, officers and employees, if any, who serve as officers and executive employees of the Trust (including the Fund's share of payroll taxes), and the Subadviser shall make available, without expense to the Fund, the service of its directors, partners, officers and employees, if any, who may be duly elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.

         The Subadviser shall not be required to pay any expenses of the Fund other than those specifically allocated to the Subadviser in this Section 3. In particular, but without limiting the generality of the foregoing, the Subadviser shall not be responsible for any of the following expenses of the Fund: organization and offering expenses of the Fund (including out-of-pocket expenses); fees payable to the Manager and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Trust's officers and employees; fees and expenses of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Fund; payments for maintaining the Fund's financial books and records and calculating the daily net asset value of the Fund's shares; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the portfolio securities of the Fund; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery; litigation expenses; costs of stockholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Fund's business) of officers, trustees and employees of the Trust who are not interested persons of the Subadviser; and travel expenses (or an appropriate portion thereof) of officers or trustees of the Trust who are officers, directors or employees of the Subadviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust or any committees thereof or advisers thereto.

         4. Compensation. As compensation for the services provided and expenses assumed by the Subadviser under this Agreement, the Trust will pay the Subadviser within 21 calendar days after the end of each calendar quarter an advisory fee computed daily on the basis of the Subadviser's Portfolio's average daily net assets allocated to the Subadviser at an annual rate of 0.325% of net assets up to $50 million, 0.25% of net assets over $50 million up to $100 million, 0.20% of net assets over $100 million up to $200 million, and 0.15% of net assets over $200 million. The "average daily net assets" of the Subadviser's Portfolio shall mean the average of the values placed on the Subadviser's Portfolio's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the Trust's Declaration of Trust and Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this
Section 4, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any quarter end when the Subadviser's compensation is payable pursuant to this Section, then the Subadviser's compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such quarter). If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 4. In the event that this Agreement is terminated pursuant to Section 10 hereof, the Subadviser shall be entitled to a pro rata portion of the fee under this Section 4 through and including the date upon which the Agreement is terminated and the Subadviser ceases to provide investment advisory services to the Fund hereunder.

         5. Books and Records. The Subadviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Subadviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Fund and will be surrendered promptly to the Fund upon its request. The Subadviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

         6. Standard of Care and Limitation of Liability. The Subadviser shall exercise its best judgment in rendering the services provided by it under this Subadvisory Agreement. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares in connection with the matters to which this Subadvisory Agreement relate, provided that nothing in this Subadvisory Agreement shall be deemed to protect or purport to protect the Subadviser against any liability to the Fund or to holders of the Fund's shares to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadviser's reckless disregard of its obligations and duties under this Subadvisory Agreement. As used in this Section 6, the term "Subadviser" shall include any officers, directors, partners, employees or other affiliates of the Subadviser performing services for the Fund.

         7.       Indemnification.

         (a) The Subadviser hereby agrees to indemnify and hold harmless the Manager from any controversies, claims, suits, losses, liabilities, judgments, awards or settlements, and costs or expenses, including reasonable legal fees, caused by, or in any way related to, the investment decisions rendered by the Subadviser concerning the Subadviser's Portfolio in a manner inconsistent with
Section 6 hereof, any failure of the Subadviser to fulfill any of its other obligations under this Subadvisory Agreement, any material misrepresentation, or omission to disclose material facts, by the Subadviser to the Manager or any shareholder of the Fund, or any violation of applicable law by the Subadviser. The Subadviser also agrees to indemnify and hold harmless the Manager with respect to any losses incurred as the result of errors made by the Subadviser in transmitting orders to any broker for execution.

         (b) The Manager hereby agrees to indemnify and hold harmless the Subadviser from any controversies, claims, suits, losses, liabilities, judgments, awards or settlements, and costs or expenses, including reasonable legal fees, caused by, or in any related to, its failure to fulfill any of its obligations under this Subadvisory Agreement. The Manager also agrees to indemnify and hold harmless the Subadviser with respect to any losses related to the failure of any other subadviser to the Fund to perform its obligations to the Fund in a manner consistent with the applicable subadvisory agreement between the Manager and such other subadviser, provided that the Manager's liability to the Subadviser shall be limited to the extent that the Manager is indemnified by the other subadviser and the Manager uses all reasonable efforts to obtain any indemnification that is available to the Manager from the other subadviser.

         (c) If any party seeks indemnification under this Agreement (an "indemnified party"), it shall notify the other party (the "indemnifying party") in writing of the assertion of any third party claim or action and shall deliver all copies of materials received in connection with the matter to the indemnifying party. The indemnifying party shall have the right to participate at its own expense in the defense of any such claim or action with counsel of its own choosing satisfactory to the indemnified party, and the indemnified party shall cooperate fully with the indemnifying party in the defense or settlement of any matter that is covered by paragraphs (a) or (b) above, subject to reimbursement by the indemnifying party for expenses incurred by the indemnified party in connection with the indemnifying party's participation in the defense.

         8. Services Not Exclusive. It is understood that the services of the Subadviser are not exclusive, and that nothing in this Subadvisory Agreement shall prevent the Subadviser from providing similar services to other individuals, institutions or investment companies (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities, provided such other services and activities do not, during the term of this Subadvisory Agreement, interfere in a material manner with the Subadviser's ability to meet its obligations to the Trust and the Fund hereunder. When the Subadviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Subadviser recommends the purchase or sale of the same security for the Fund, the Subadviser may, but shall not be obligated to, aggregate the orders for securities to be purchased or sold. It is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Subadviser nor any of its directors, partners, officers or employees shall act as a principal or agent or receive any commission.

         9. Documentation. The Fund shall provide the Subadviser with the following documents, as soon as they are available:

         (a) the Trust's registration statement relating to the Fund, and any amendments thereto;

         (b) the Declaration of Trust and By-laws (and any amendments thereto) of the Trust;

         (c) resolutions of the Board of Trustees of the Trust authorizing the appointment of Alliance Capital Management L.P. to serve as Subadviser and approving this Subadvisory Agreement;

         (d)  the Trust's Notification of Registration on Form N-8A; and

         (e) the Fund's current Prospectus and Statement of Additional Information, and any supplements thereto.

         10. Duration and Termination. This Subadvisory Agreement shall continue for an initial term of two years from the date set forth above, unless sooner terminated as provided herein. Notwithstanding the foregoing, this Subadvisory Agreement may be terminated: (a) at any time without penalty upon thirty (30) days' written notice to the Subadviser by (i) the Fund upon the vote of a majority of the Trustees or upon the vote of a majority of the Fund's outstanding voting securities, or (ii) the Manager, or (b) by the Subadviser upon thirty (30) days' written notice to the Fund, provided that the Subadviser shall continue to be responsible for managing the assets of the Fund for sixty
(60) business days after the end of the notice period unless the Fund shall agree in writing to shorten the period. Anything to the contrary herein notwithstanding, any termination carried out pursuant to this Section 10(b) shall be without penalty and, further, the compensation schedule set forth in
Section 4 hereof shall apply to the service of the Subadviser beyond the end of the notice period provided in this Section 10(b). This Subadvisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Management Agreement.

         11. Amendments. No provision of this Subadvisory Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Subadvisory Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees of the Fund, including a majority of Trustees who are not interested persons of any party to this Subadvisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         12. Notices. Any notice or other communication required or permitted to be given hereunder shall be given in writing and mailed, faxed or delivered to the other party at its address as follows:

         If to the Manager:

         Republic National Bank of New York
         452 Fifth Avenue
         New York, New York  10018
         Attention:  Ms. Mary E. Martinez

         If to the Subadviser:

         Alliance Capital Management L.P.
         1345 Avenue of the Americas, 38th Floor
         New York, NY 10105
         Attention: John L. Blundin
         Copy to: Mark R. Manley

         Any party may specify a different or additional address for notice by sending a written notice to the other at the address above, or at that or those last given hereunder.

         13.      Miscellaneous.

         (a) This Subadvisory Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder. Exclusive original jurisdiction to any claim, action or dispute between the parties arising out of this Agreement shall be solely in state or federal district courts sitting in the State of New York.

         (b) The captions of this Subadvisory Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         (c) If any provision of this Subadvisory Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Subadvisory Agreement shall not be affected hereby and, to this extent, the provisions of this Subadvisory Agreement shall be deemed to be severable. Where the effect of a requirement of the federal securities laws reflected in any provision of this Subadvisory Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

         (d) Nothing herein shall be construed as constituting the Subadviser, or any of its directors, officers or employees, an agent of the Manager or the Fund, nor the Manager, or any of its directors, officers or employees, an agent of the Subadviser.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of _______________, 199_.

                                   ALLIANCE CAPITAL MANAGEMENT L.P.


                                   By  -------------------------------------
                                       Alliance Capital Management Corporation,
                                       General Partner


                                   By  -------------------------------------
                                       Name:
                                       Title:

                                   REPUBLIC NATIONAL BANK OF NEW YORK


                                   By  -------------------------------------
                                       Name:
                                       Title:

                                                                       EXHIBIT B

                                 REPUBLIC FUNDS
                              REPUBLIC EQUITY FUND
                              SUBADVISORY AGREEMENT

         AGREEMENT, effective commencing on January 21, 1997, between Brinson Partners, Inc. (the "Subadviser") and Republic National Bank of New York (the "Manager").

         WHEREAS, the Manager has been retained by Republic Funds, a Massachusetts business trust (the "Trust") registered as an open-end diversified investment management company under the Investment Company Act of 1940, as amended (the "1940 Act"), to provide investment advisory services to Republic Equity Fund (the "Fund") pursuant to an Investment Management Contract and Supplement thereto dated April 7, 1995 (the "Management Agreement");

         WHEREAS, the Trust's Board of Trustees, including a majority of the trustees who are not "interested persons," as defined in the 1940 Act, and the Fund's stockholders have approved the appointment of the Subadviser to perform certain investment advisory services for the Fund pursuant to this Subadvisory Agreement and the Subadviser is willing to perform such services for the Fund;

         WHEREAS, the Subadviser is registered or exempt from registration as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadviser as follows:

         1. Appointment. The Manager hereby appoints the Subadviser to perform advisory services to the Fund for the periods and on the terms set forth in this Subadvisory Agreement. The Subadviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

         2. Investment Advisory Duties. Subject to the supervision of the Board of Trustees of the Trust and the Manager, the Subadviser will, in coordination with the Manager, (a) provide a program of continuous investment management for the portion of the Fund allocated by the Manager to the Subadviser (the "Subadviser's Portfolio") for management in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's Prospectus and Statement of Additional Information included as part of the Trust's Registration Statement on behalf of the Fund filed with the Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Subadviser by the Manager; (b) make investment decisions for the Subadviser's Portfolio; and (c) place orders to purchase and sell securities for the Subadviser's Portfolio. In particular, the Subadviser will be responsible for the market timing of purchases and sales and for all yield enhancement strategies used in managing the Subadviser's Portfolio.

         In performing its investment management services to the Fund hereunder, the Subadviser will provide the Fund with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy, with respect, in all cases, to the Subadviser's Portfolio. The Subadviser will determine the securities, instruments, repurchase agreements, options and other investments and techniques that the Subadviser's Portfolio will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Subadviser's Portfolio. The Subadviser will determine what portion of the Subadviser's Portfolio shall be invested in securities and other assets.

         The Subadviser further agrees that, in performing its duties hereunder, it will:

         (a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

         (b) manage the Subadviser's Portfolio so that it will qualify, and continue to qualify (except where extraordinary circumstances dictate otherwise), as a regulated investment company under Subchapter M of the Code and regulations issued thereunder, and conduct periodically such Subchapter M compliance reviews as the Manager and Subadviser determine appropriate based on reports prepared and issued by the Custodian;

         (c) place orders pursuant to its investment determinations for the Subadviser's Portfolio directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's Prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements;

         (d) furnish to the Trust whatever statistical information the Trust may reasonably request with respect to the Subadviser's Portfolio's assets or contemplated investments. In addition, the Subadviser will keep the Trust and the Trustees informed of developments materially affecting the Subadviser's Portfolio's and shall, on the Subadviser's own initiative, furnish to the Trust from time to time whatever information the Subadviser believes appropriate for this purpose;

         (e) provide the Manager and the Board of Trustees of the Trust with a copy of a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, together with evidence of its adoption. Within fifteen days of the end of the calendar quarter of each year that this Subadvisory Agreement is in effect, the president or a vice-president of the Subadviser shall certify to the Manager that the Subadviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Subadviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Manager, the Subadviser shall permit the Securities and Exchange Commission, its employees or its agents to examine the reports required to be made to the Subadviser by Rule 17j-l(c)(1) and all other records relevant to the Subadviser's code of ethics;

         (f) provide the Manager with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission ("SEC") and promptly will furnish a copy of all amendments to the Manager at least annually;

         (g) notify the Manager of any material change of control of the Subadviser and any changes in the key personnel of the Subadviser, in each case prior to or promptly after such change;

         (h) make available to the Manager and the Trust, promptly upon their request, such copies of its investment records and ledgers with respect to the Subadviser's Portfolio as may be required to assist the Manager and the Trust in their compliance with applicable laws and regulations. The Subadviser will furnish the Trustees with such periodic and special reports regarding the Subadviser's Portfolio as they may reasonably request;

         (i) immediately notify the Manager and the Trust in the event that the Subadviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Subadviser from serving as an investment adviser pursuant to this Subadvisory Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Subadviser further agrees to notify the Trust and the Manager immediately of any material fact known to the Subadviser respecting or relating to the Subadviser that is not contained in the Trust's Registration Statement with respect to the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

         3. Allocation of Charges and Expenses. Except as otherwise specifically provided in this Section 3, the Subadviser shall pay the compensation and expenses of all its directors, partners, officers and employees, if any, who serve as officers and executive employees of the Trust (including the Fund's share of payroll taxes), and the Subadviser shall make available, without expense to the Fund, the service of its directors, partners, officers and employees.

         The Subadviser shall not be required to pay any expenses of the Fund other than those specifically allocated to the Subadviser in this Section 3. In particular, but without limiting the generality of the foregoing, the Subadviser shall not be responsible, except to the extent of the reasonable compensation of such of the Trust's employees as are officers or employees of the Subadviser whose services may be involved, for the following expenses of the Fund: organization and offering expenses of the Fund (including out-of-pocket expenses); fees payable to the Manager and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Trust's officers and employees; fees and expenses of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Fund; payments for maintaining the Fund's financial books and records and calculating the daily net asset value of the Fund's shares; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the portfolio securities of the Fund; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery; litigation expenses; costs of stockholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Fund's business) of officers, trustees and employees of the Trust who are not interested persons of the Subadviser; and travel expenses (or an appropriate portion thereof) of officers or trustees of the Trust who are officers, directors or employees of the Subadviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust or any committees thereof or advisers thereto.

         4. Compensation. As compensation for the services provided and expenses assumed by the Subadviser under this Agreement, the Trust will pay the Subadviser within 21 calendar days after the end of each calendar quarter an advisory fee computed daily on the basis of the Subadviser's Portfolio's average daily net assets allocated to the Subadviser at an annual rate of 0.325% of net assets up to $50 million, 0.25% of net assets over $50 million up to $100 million, 0.20% of net assets over $100 million up to $200 million, and 0.15% of net assets over $200 million. The "average daily net assets" of the Subadviser's Portfolio shall mean the average of the values placed on the Subadviser's Portfolio's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the Trust's Declaration of Trust and Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this
Section 4, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any quarter end when the Subadviser's compensation is payable pursuant to this Section, then the Subadviser's compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such quarter). If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 4. In the event that this Agreement is terminated pursuant to Section 10 hereof, the Subadviser shall be entitled to a pro rata portion of the fee under this Section 4 through and including the date upon which the Agreement is terminated and the Subadviser ceases to provide investment advisory services to the Fund hereunder.

         5. Books and Records. The Subadviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Subadviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Fund and will be surrendered promptly to the Fund upon its request. The Subadviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

         6. Standard of Care and Limitation of Liability. The Subadviser shall exercise its best judgment in rendering the services provided by it under this Subadvisory Agreement. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares in connection with the matters to which this Subadvisory Agreement relate, provided that nothing in this Subadvisory Agreement shall be deemed to protect or purport to protect the Subadviser against any liability to the Fund or to holders of the Fund's shares to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadviser's reckless disregard of its obligations and duties under this Subadvisory Agreement. As used in this Section 6, the term "Subadviser" shall include any officers, directors, partners, employees or other affiliates of the Subadviser performing services for the Fund.

         7.       Indemnification.

         (a) Subject in all cases to the provisions of Section 6 hereof, the Subadviser hereby agrees to indemnify and hold harmless the Manager from any controversies, claims, suits, losses, liabilities, judgments, awards or settlements, and costs or expenses, including reasonable legal fees, caused by, or in any way related to: the investment decisions rendered by the Subadviser concerning the Subadviser's Portfolio; any failure of the Subadviser to fulfill any of its other obligations under this Subadvisory Agreement; any material misrepresentation, or omission to disclose material facts, by the Subadviser to the Manager or any shareholder of the Fund; or any violation of applicable law by the Subadviser. Subject to Section 6 hereof, the Subadviser also agrees to indemnify and hold harmless the Manager with respect to any losses incurred as the result of errors made by the Subadviser in transmitting orders to any broker for execution.

         (b) The Manager hereby agrees to indemnify and hold harmless the Subadviser from any controversies, claims, suits, losses, liabilities, judgments, awards or settlements, and costs or expenses, including reasonable legal fees, caused by, or in any related to, its failure to fulfill any of its obligations under this Subadvisory Agreement.

         (c) If any party seeks indemnification under this Agreement (an "indemnified party"), it shall notify the other party (the "indemnifying party") in writing of the assertion of any third party claim or action and shall deliver all copies of materials received in connection with the matter to the indemnifying party. The indemnifying party shall have the right to participate at its own expense in the defense of any such claim or action with counsel of its own choosing satisfactory to the indemnified party, and the indemnified party shall cooperate fully with the indemnifying party in the defense or settlement of any matter that is covered by paragraphs (a) or (b) above, subject to reimbursement by the indemnifying party for expenses incurred by the indemnified party in connection with the indemnifying party's participation in the defense.

         8. Services Not Exclusive. It is understood that the services of the Subadviser are not exclusive, and that nothing in this Subadvisory Agreement shall prevent the Subadviser from providing similar services to other individuals, institutions or investment companies (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities, provided such other services and activities do not, during the term of this Subadvisory Agreement, interfere in a material manner with the Subadviser's ability to meet its obligations to the Trust and the Fund hereunder. When the Subadviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Subadviser recommends the purchase or sale of the same security for the Fund, the Subadviser may, but shall not be obligated to, aggregate the orders for securities to be purchased or sold. It is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Subadviser nor any of its directors, partners, officers or employees shall act as a principal or agent or receive any commission.

         9. Documentation. The Fund shall provide the Subadviser with the following documents, as requested by the Subadviser:

         (a) the Trust's registration statement relating to the Fund, and any amendments thereto;

         (b) the Declaration of Trust and By-laws (and any amendments thereto) of the Trust;

         (c) resolutions of the Board of Trustees of the Trust authorizing the appointment of Brinson Partners, Inc. to serve as Subadviser and approving this Subadvisory Agreement;

         (d) the Trust's Notification of Registration on Form N-8A;

         (e) the Fund's current Prospectus and Statement of Additional Information, and any supplements thereto; and

         (f) such information as the Subadviser reasonably may request in order for the Subadviser to comply with Section 2 hereof.

         10. Duration and Termination. This Subadvisory Agreement shall continue for an initial term of two years from the date set forth above, unless sooner terminated as provided herein. Notwithstanding the foregoing, this Subadvisory Agreement may be terminated: (a) at any time without penalty upon thirty (30) days' written notice to the Subadviser by (i) the Fund upon the vote of a majority of the Trustees or upon the vote of a majority of the Fund's outstanding voting securities, or (ii) the Manager, or (b) by the Subadviser upon thirty (30) days' written notice to the Fund, provided that the Subadviser shall continue to be responsible for managing the assets of the Fund for sixty
(60) business days after the end of the notice period unless the Fund shall agree in writing to shorten the period. Anything to the contrary herein notwithstanding, any termination carried out pursuant to this Section 10(b) shall be without penalty and, further, the compensation schedule set forth in
Section 4 hereof shall apply to the service of the Subadviser beyond the end of the notice period provided in this Section 10(b). This Subadvisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Management Agreement.

         11. Amendments. No provision of this Subadvisory Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Subadvisory Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees of the Fund, including a majority of Trustees who are not interested persons of any party to this Subadvisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         12. Notices. Any notice or other communication required or permitted to be given hereunder shall be given in writing and mailed, faxed or delivered to the other party at its address as follows:


         If to the Manager:

         Republic National Bank of New York
         452 Fifth Avenue
         New York, New York  10018
         Attention:  Ms. Mary E. Martinez


         If to the Subadviser:

         Brinson Partners, Inc.
         209 South LaSalle Street
         Chicago, Illinois  60604-1295
         Attention: Charles J. Freund

         Any party may specify a different or additional address for notice by sending a written notice to the other at the address above, or at that or those last given hereunder.

         13.      Miscellaneous.

         (a) This Subadvisory Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder. Exclusive original jurisdiction to any claim, action or dispute between the parties arising out of this Agreement shall be solely in state or federal district courts sitting in the State of New York.

         (b) The captions of this Subadvisory Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         (c) If any provision of this Subadvisory Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Subadvisory Agreement shall not be affected hereby and, to this extent, the provisions of this Subadvisory Agreement shall be deemed to be severable. Where the effect of a requirement of the federal securities laws reflected in any provision of this Subadvisory Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

         (d) Nothing herein shall be construed as constituting the Subadviser, or any of its directors, officers or employees, an agent of the Manager or the Fund, nor the Manager, or any of its directors, officers or employees, an agent of the Subadviser.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of _______________, 199_.

                                            BRINSON PARTNERS, INC.

                                            By  ----------------------------
                                                Name:
                                                Title:

                                            REPUBLIC NATIONAL BANK OF
                                            NEW YORK

                                            By  ----------------------------
                                                Name:
                                                Title:

                                                                      EXHIBIT C

                            DESCRIPTION AND RISKS OF
                               OPTIONS AND FUTURES

OPTIONS

         The Fund may write (sell) covered call and put options and purchase call and put options on domestic or foreign securities indices, securities, and foreign currencies. The Fund may write such options for the purpose of increasing its current income and/or to protect its portfolio against declines in value. When the Fund writes an option and the value of the underlying index, security, or currency moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index, security, or currency moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received. The Fund may also write combinations of put and call options on the same security or index, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

         The Fund may also purchase put or call options in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

FUTURES CONTRACTS

         The Fund may enter into futures contracts for the purchase or sale for future delivery of securities or foreign currencies or contracts based on indices of securities as such instruments become available for trading. Such transactions will be entered into for hedging purposes, in order to protect the Fund's current or intended investments from the effects of changes in interest or exchange rates, or for non-hedging purposes, to the extent permitted by applicable law. For example, in the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general increase in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or part, by gains on futures contracts sold by the Fund. Conversely, the adverse effects of an increase in the cost of portfolio securities to be acquired, occurring as a result of a decline in interest rates or a rise in the dollar value of securities denominated in foreign currencies, may be offset, in whole or in part, by gains on futures contracts purchased by the Fund. The Fund will incur brokerage fees when it purchases and sells futures contracts, and will be required to maintain margin deposits. In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if a Sub-Adviser's investment judgment about the general direction of interest or exchange rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract and the Fund may realize a loss. Transactions entered into for non-hedging purposes involve greater risk, including the risk of losses which are not offset by gains on other portfolio assets. The Fund will not enter into any futures contract if immediately thereafter the value of securities and other obligations underlying all such futures contracts would exceed 50% of the value of its total assets.

OPTIONS ON FUTURES CONTRACTS

         The Fund may purchase and write options on futures contracts for the purpose of protecting against declines in the value of portfolio securities or against increases in the costs of securities to be acquired, or for non-hedging purposes, to the extent permitted by applicable law. Purchase of options on futures contracts may present less risk in hedging the portfolio of the Fund than the purchase or sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs. The writing of such options, however, does not present less risk than the trading of futures contracts, and will constitute only a partial hedge, up to the amount of the premium received, less related transaction costs. In addition, if an option is exercised, the Fund may suffer a loss on the transaction. Transactions entered into for non-hedging purposes involve greater risk, including the risk of losses which are not offset by gains on other Fund assets.

                                                                      EXHIBIT D

         The principal executive officer(s) and general partners of Alliance are shown below. The business address of each such person is 1345 Avenue of the Americas, New York, New York 10105.

         Alliance has no executive officers. Alliance Capital Management Corporation ("ACMC") is the sole general partner of Alliance and conducts no other active business. Units representing assignment of beneficial ownership of limited partnership interests of Alliance are publicly traded on the New York Stock Exchange. As of September 30, 1996, The Equitable Life Assurance Society of the United States ("Equitable"), ACMC, Inc. and Equitable Capital Management Corporation ("ECMC") were the beneficial owners of approximately 57.4% of the outstanding units of Alliance. ACMC, ECMC, and ACMC, Inc. are wholly owned subsidiaries of Equitable. Equitable, a New York life insurance company, had total assets as of June 30, 1996 of over $70.9 billion. Equitable is a wholly owned subsidiary of The Equitable Companies Incorporated ("ECI"), a Delaware corporation, whose shares are publicly traded on the New York Stock Exchange. As of March 1, 1996, AXA, a French insurance holding company, owned 63.9% of the issued and outstanding shares of the common stock of ECI.

         Alliance receives investment advisory fees at an annual rate of 0.75% from the Alliance Growth Fund, which has investment objectives substantially similar to that of the Fund.

                                                                      EXHIBIT E

         The principal executive officers and directors of Brinson are shown below. The business address of each such person is 209 South LaSalle Street, Chicago, Illinois 60604-1295.

NAME                                        POSITION WITH BRINSON
----                                        ---------------------

Samuel W. Anderson         Director, Vice President and Managing Partner

Gary P. Brinson            Director, President and Managing Partner

Richard C. Carr            Director and Managing Partner

Mario Cueni                Director

Jeffrey J. Diermeier       Director and Managing Partner

Henry Doorn, Jr.           Treasurer, Chief Financial Officer and
                           Managing Partner

J. Gary Fencik             Managing Partner

M. Dale Fritz              Managing Partner

Dennis L. Hesse            Director and Managing Partner

A. Bart Holaday            Director and Managing Partner

Denis S. Karnosky          Director and Managing Partner

Benjamin F. Lenhardt, Jr.  Managing Partner

E. Thomas McFarlan         Director and Managing Partner

Nicholas C. Rassas         Director and Managing Partner

         Brinson is an indirect wholly owned subsidiary of Swiss Bank Corporation ("Swiss Bank"). Swiss Bank, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry.

                                 REPUBLIC FUNDS
                              REPUBLIC EQUITY FUND
                                3435 STELZER ROAD
                            COLUMBUS, OHIO 43219-3035

                                   PROXY CARD

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of Republic Funds (the "Trust") for use at the Special Meeting of Shareholders (the "Meeting") of the Republic Equity Fund (the "Fund") of the Trust to be held on May 5, 1997 at 10:00 a.m., Eastern time, at the address above.

         The undersigned, revoking previous proxies, hereby appoints George O. Martinez and Frank Deutchki, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments thereof, all interests in the Fund that are held of record by the undersigned on the record date of the Meeting, upon the following matters and upon any other matter which may come before the Meeting, in their discretion:

         I.A. A Subadvisory Agreement between Republic National Bank of New York ("Republic") and Alliance Capital Management L.P. ("Alliance"), on behalf of the Fund, under which Alliance would serve as one of the Sub-Advisers to replace the former Sub-Adviser of the Fund.

         [  ]     For               [  ]    Against           [  ]     Abstain

         I.B. A Subadvisory Agreement between Republic and Brinson Partners, Inc. ("Brinson"), on behalf of the Fund, under which Brinson would serve as one of the Sub-Advisers to replace the former Sub-Adviser of the Fund.

         [  ]     For               [  ]    Against           [  ]     Abstain

         II. To transact such other business as may properly come before the Meeting or any adjournment thereof.

Every properly signed proxy will be voted in the manner specified therein and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR PROPOSALS I.A. AND I.B. ABOVE.

                                          PLEASE SIGN, DATE AND RETURN PROMPTLY

                                          Receipt of Notice of Special Meeting
                                          of Shareholders and Proxy Statement is
                                          hereby acknowledged.

                                          -------------------------------------
                                          Sign here exactly as name(s) appears
                                          on account.

                                          -------------------------------------

                                          Dated:  ---------------------, 1997

IMPORTANT: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.